UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 21, 2007

                           Cohesant Technologies Inc.
                           --------------------------
             (Exact name of registrant as specified in its chapter)

        Delaware                       1-13484                    34-1775913
        --------                       -------                    ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation                                         Identification No.)


                       5845 W. 82nd Street, Suite 102
                           Indianapolis, Indiana                46278
                                                                -----
                     (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (317) 871-7611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 21, 2007, Cohesant Technologies Inc. reported its operating results for the second and first half ended May 31, 2007. The Press Release is attached hereto as Exhibit 99.1


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On June 15, 2007, the Board of Directors of Cohesant Technologies Inc. (the "Company") approved and adopted amendments to Article V, Sections 1, 3, 5, and 7 of the Company's By-Laws to provide that some or all of any or all classes or series of stock of the Company may be represented by uncertificated shares, and that such uncertificated shares may be issued and transferred.

Pursuant to General Instruction F of Current Report on Form 8-K, a copy of the Company's Amended and Restated By-Laws is furnished as Exhibit 3 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 furnished pursuant to Item 2.02 is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Cohesant Technologies Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.


        (c)     Exhibits.

                3      -  Amended and Restated By-Laws, effective June 15, 2007

                99.1   -  Press Release dated June 21, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. COHESANT TECHNOLOGIES INC.


Date: June 21, 2007                    By: /s/ Robert W. Pawlak
                                       -----------------------------------------
                                       Robert W. Pawlak, Chief Financial Officer